Cash and cash equivalents and investment securities	12 Months Ended
Dec. 31, 2022
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Cash and cash equivalents and investment securities

20.	Cash and cash equivalents and investment securities

Million US dollar	31 December 2022	31 December 2021
Short-term bank deposits	4 685	6 542
Cash and bank accounts	5 288	4 505
Treasury Bills	—	1 050

Cash and cash equivalents	9 973	12 097

Bank overdrafts	(83)	(53)

Cash and cash equivalents in the statement of cash flows	9 890	12 043

The company’s investment in Treasury Bills as at 31 December 2021 was to facilitate liquidity and for capital preservation.
The cash outstanding as at 31 December 2022 includes restricted cash for an amount of 73m US dollar (31 December 2021: 78m US dollar). This restricted cash relates to an outstanding consideration payable to former Anheuser-Busch shareholders that have not yet claimed the proceeds from the 2008 combination (1m US dollar) and amounts deposited on a blocked account in respect to the state aid investigation into the Belgian excess profit ruling system (72m US dollar).
Investment securities

Million US dollar	31 December 2022	31 December 2021
Investment in unquoted companies	149	139
Investment on debt securities	26	22

Non-current investments	175	161

Investment on debt securities	97	374

Current investments	97	374

As at 31 December 2022, current debt securities of 97m US dollar mainly represented investments in government bonds (31 December 2021: 374m US dollar). The company’s investments in such short-term debt securities are primarily to facilitate liquidity and for capital preservation.